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                                                                    EXHIBIT 10.5


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                                  TENNECO INC.

                                       AND

                            THE CHASE MANHATTAN BANK,

                                   AS TRUSTEE


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                         ELEVENTH SUPPLEMENTAL INDENTURE

                          DATED AS OF __________, 1999

                                       TO

                                    INDENTURE

                          DATED AS OF NOVEMBER 1, 1996


                                -----------------


                            PROVIDING FOR AMENDMENTS
                                TO THE INDENTURE



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         ELEVENTH SUPPLEMENTAL INDENTURE dated as of ___________, 1999 between
TENNECO INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter "Tenneco"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (hereinafter called the "Trustee").

         WHEREAS, Tenneco has heretofore executed and delivered to the Trustee an indenture dated as of November 1, 1996 (as amended through the date hereof, hereinafter called the "Original Indenture"), to provide for the issuance of an unlimited amount of debentures, notes and/or other debt obligations of Tenneco (hereinafter referred to as the "Securities"), the terms of which are to be determined as set forth in Article 2 of the Original Indenture; and

         WHEREAS, ss.8.2 of the Original Indenture provides that Tenneco and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of amending the Indenture with the consent of the holders of at least a majority in aggregate principal amount of the Securities then outstanding; and

         WHEREAS, the holders of at least a majority in aggregate principal amount of the outstanding Securities have consented to the amendments to the Original Indenture hereinafter set forth and the execution of this Eleventh Supplemental Indenture; and

         WHEREAS, Tenneco and the Trustee desire to enter into this Eleventh Supplemental Indenture to effect the amendments to the Original Indenture;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and of the acceptance of this trust by the Trustee, and of the sum of one dollar to Tenneco duly paid by the Trustee at the execution and delivery of these presents, and of other valuable consideration of the receipt whereof is hereby acknowledged,

          IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto, for the benefit of holders of the Securities issued under the Original Indenture, as follows:


                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings set forth below.

         "Cash Tender Offers" means Tenneco's offers to purchase for cash certain series of Securities issued under the Original Indenture pursuant to the Offer to Purchase and Consent Solicitation of Tenneco dated ______________, 1999, as amended from time to time.

         "Consent Solicitation" means Tenneco's solicitation of consents to amendments to the Original Indenture and the execution of this Eleventh Supplemental Indenture pursuant to the Exchange Offers and Cash Tender Offers.



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         "Debt Realignment" means the realignment, prior to the Spin-off, of
Tenneco's debt through some combination of tender offers, exchange offers, prepayments and other refinancings.

         "Exchange Offers" means Tenneco's offers to exchange notes and debentures issued by Tenneco Packaging Inc. for certain Securities issued under the Original Indenture pursuant to the Prospectus and Consent Solicitation of Packaging and Tenneco dated _________________, 1999, as amended from time to time.

         "Exchange Securities" means the series of Securities subject to the Exchange Offers.

         "Original Indenture" means the Indenture, dated November 1, 1996, between Tenneco Inc. (formerly New Tenneco Inc.) and The Chase Manhattan Bank, as trustee, as amended.

         "Packaging" means Tenneco Packaging Inc. (to be renamed), a Delaware corporation.

         "Spin-off" means the distribution of all Packaging common stock to the holders of Tenneco common stock at a ratio of one share of Packaging common stock for each share of Tenneco common stock.

         "Tender Securities" means the series of Securities subject to the Cash Tender Offers.

         "Tenneco" means Tenneco Inc., a Delaware corporation.

         "Trustee" means The Chase Manhattan Bank, as trustee under the Original Indenture.


                                   SECTION 2.

                                     WAIVER

         Subject to Section 3.2 of this Eleventh Supplemental Indenture, the application of the covenants contained in Sections 3.6, 9.1, 9.2 and 9.3 of the Original Indenture is hereby waived to the extent required to effect the Spin-off, including, without limitation, to effect the Debt Realignment (the "Waiver").


                                   SECTION 3.

                       OPERATION OF AMENDMENTS AND WAIVER

         SECTION 3.1. Upon the execution and delivery of this Eleventh Supplemental Indenture by Tenneco and the Trustee, the Original Indenture shall be amended and supplemented in accordance herewith, and this Eleventh Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby, as hereby amended and

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supplemented; provided, however, that the provisions of the Eleventh
Supplemental Indenture, except as described in Section 3.2 with respect to the Waiver, shall not become operative until Tenneco has notified the Trustee that it has accepted for exchange or payment the Exchange Securities and/or Tender Securities, as the case may be, tendered pursuant to the Exchange Offers and/or Tender Offers which represent at least a majority of all Securities outstanding under the Original Indenture (and at such time the provisions of this Eleventh Supplemental Indenture shall automatically become operative without the requirement of any further action by or notice to Tenneco, the Trustee or any holder of Exchange Securities or Tender Securities).

         SECTION 3.2. The Waiver shall become operative immediately upon the execution and delivery of this Eleventh Supplemental Indenture by Tenneco and the Trustee. However, if Exchange Securities and/or Tender Securities which represent at least a majority of all Securities outstanding under the Original Indenture are not accepted for exchange or purchase, as the case may be, because the related Exchange Offers, Cash Tender Offers or Consent Solicitation are terminated or withdrawn, the Waiver will cease to be operative.


                                   SECTION 4.

                      AMENDMENTS TO THE ORIGINAL INDENTURE


         SECTION 4.1. Section 1.1 of the Original Indenture is hereby amended to eliminate the following provisions:

         "Attributable Debt" means, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at the Composite Rate. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, financing services, insurance, taxes, assessments, water or electrical rates, contingent rents (such as those based on sales) and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

         "Consolidated Net Tangible Assets" shall mean, at any date, the total assets appearing on the consolidated balance sheet of the Issuer and its consolidated Subsidiaries for the Issuer's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities shown on such balance sheet and (b) Intangible Assets. "Intangible Assets" means the value (net of applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational or development costs; (iii) deferred charges (other


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than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less premium.

         "Debt" of any Person shall mean any debt for money borrowed which is issued, assumed, incurred or guaranteed in any manner by such Person.

         "Exempted Debt" shall mean the sum of (a) Debt of the Issuer and its Subsidiaries incurred after the date as of which this Indenture is dated and secured by liens created, assumed or permitted to exist pursuant to Section 3.6(b) and (b) Attributable Debt of the Issuer and its Subsidiaries in respect of all sale and leaseback transactions entered into pursuant to Section 3.6(d).

         "Mortgage" shall have the meaning set forth in Section 3.6(a).

         "Principal Manufacturing Property" shall mean any manufacturing plant or any testing or research and development facility of the Issuer or a Subsidiary located in the United States of America (other than its territories and possessions) unless, in the opinion of the Board of Directors, such plant or facility is not of material importance to the total business conducted by the Issuer and its consolidated Subsidiaries. Principal Manufacturing Property shall include, without limitation, additions, improvements, replacements, repairs, fixtures, appurtenances or component parts of any such plant or facility attaching to or required to be attached to property or assets pursuant to the terms of any Mortgage (including, without limitation, pursuant to any "after-acquired property" clause or similar term thereof).

         "Restricted Subsidiary" shall mean any Subsidiary that owns or is the lessee of any Principal Manufacturing Property; provided, however, that the term "Restricted Subsidiary" does not include any Subsidiary acquired or organized for the purpose of acquiring the stock or business or assets of any Person other than the Issuer or any Restricted Subsidiary, whether by merger, consolidation, acquisition of stock or assets or similar transaction, so long as such Subsidiary does not acquire all or any substantial part of the business or assets of the Issuer or any other Restricted Subsidiary.

         SECTION 4.2. Section 3.6 of the Original Indenture is hereby amended and restated in its entirety to read as follows:

         "SECTION 3.6.   Negative Pledge; Limitation on Sale and Leaseback
         Transactions.

         Intentionally Deleted by Amendment."

         SECTION 4.3. Section 9.1 of the Original Indenture is hereby amended and restated in its entirety to read as follows:

         "SECTION 9.1.   Covenant Not to Merge Consolidate, Sell or Convey
Property Except Under Certain Conditions.


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         Intentionally Deleted by Amendment."

         SECTION 4.4. Section 9.2 of the Original Indenture is hereby amended and restated in its entirety to read as follows:

         "SECTION 9.2.   Successor Corporation Substituted.

         Intentionally Deleted by Amendment."

         SECTION 4.5. Section 9.3 of the Original Indenture is hereby amended and restated in its entirety to read as follows:

         "SECTION 9.3.   Opinion of Counsel Delivered to Trustee.

         Intentionally Deleted by Amendment."


                                   SECTION 5.

                                  MISCELLANEOUS

         SECTION 5.1. EXECUTION AS SUPPLEMENTAL INDENTURE. This Eleventh Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Eleventh Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

         SECTION 5.2. RESPONSIBILITY FOR RECITALS, ETC. The recitals herein shall be taken as the statements of Tenneco, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Eleventh Supplemental Indenture.

         SECTION 5.3. PROVISIONS BINDING ON TENNECO'S SUCCESSORS. All the covenants, stipulations, promises and agreements contained in this Eleventh Supplemental Indenture made by Tenneco shall bind its successors and assigns whether so expressed or not.

         SECTION 5.4. NEW YORK CONTRACT. This Eleventh Supplemental shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to principles of conflicts of laws.

         SECTION 5.5. EXECUTION AND COUNTERPARTS. This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.



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         IN WITNESS WHEREOF, said TENNECO INC. has caused this Eleventh
Supplemental Indenture to be executed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents, and said THE CHASE MANHATTAN BANK has caused this Eleventh Supplemental Indenture to be executed in its corporate name by one of its Vice Presidents, as of ____________, 1999.

                             TENNECO INC.



                             By:
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                                        Vice President



                             THE CHASE MANHATTAN BANK



                             By:
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                                       Ronald J. Halleran
                                    Assistant Vice President



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